     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 27, 1997.


                                                      REGISTRATION NO. 333-28685
________________________________________________________________________________
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------


                                AMENDMENT NO. 2
                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                            ------------------------

                         VALASSIS COMMUNICATIONS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
                            ------------------------

                           DELAWARE                                                        38-2760940
                (STATE OR OTHER JURISDICTION OF                                         (I.R.S. EMPLOYER
                INCORPORATION OR ORGANIZATION)                                       IDENTIFICATION NUMBER)

                              19975 VICTOR PARKWAY
                            LIVONIA, MICHIGAN 48152
                                 (313) 591-3000
         (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING
            AREA CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                            ------------------------

                             BARRY P. HOFFMAN, ESQ.
                  VICE PRESIDENT, GENERAL COUNSEL & SECRETARY
                              19975 VICTOR PARKWAY
                            LIVONIA, MICHIGAN 48152
                                 (313) 591-3000
      (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING
                        AREA CODE, OF AGENT FOR SERVICE)
                            ------------------------

                                   COPIES TO:

         JOHN M. ALLEN, JR., ESQ.                       MARK THOMAN, ESQ.                      JONATHAN A. SCHAFFZIN, ESQ.
           DEBEVOISE & PLIMPTON                      MCDERMOTT, WILL & EMERY                     CAHILL GORDON & REINDEL
             875 THIRD AVENUE                          50 ROCKEFELLER PLAZA                           80 PINE STREET
         NEW YORK, NEW YORK 10022                    NEW YORK, NEW YORK 10020                    NEW YORK, NEW YORK 10005
              (212) 909-6000                              (212) 547-5400                              (212) 701-3000

                            ------------------------

     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.

     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, check the following box. [ ]

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [ ]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. [ ]

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If delivery of the Prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]
                            ------------------------

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a)
OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

________________________________________________________________________________

                                EXPLANATORY NOTE

     This Registration Statement contains two forms of prospectus: one to be used in connection with an offering in the United States and Canada (the 'U.S. Prospectus') and one to be used in a concurrent international offering outside the United States and Canada (the 'International Prospectus'). The U.S. Prospectus and the International Prospectus are identical except for the front and back cover pages, the sections entitled 'Underwriting,' 'Certain United States Tax Consequences to Non-U.S. Holders' (the section entitled 'Certain United States Tax Consequences to Non-U.S. Holders' appears only in the International Prospectus) and 'Available Information' and certain cross-references relating thereto. The form of U.S. Prospectus is included herein and is followed by those pages to be used in the International Prospectus which differ from, or are in addition to, those in the U.S. Prospectus. Each of the alternate pages for the International Prospectus included herein is labeled 'Alternate Page for International Prospectus.'

                                    PART II
                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 14. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.


Registration fee............................................................................   $124,866
NASD fee....................................................................................     30,500
Blue Sky fees and expenses..................................................................      5,000
Printing and engraving expenses.............................................................    140,000
Legal fees and expenses.....................................................................    425,000
Accounting fees and expenses................................................................     75,000
Transfer agent's fees and expenses..........................................................        500
Miscellaneous...............................................................................     49,134
                                                                                               --------
          Total.............................................................................   $850,000
                                                                                               --------
                                                                                               --------



     Approximately $650,000 of the estimated expenses of the Offerings will be borne by the Selling Stockholder or one of its affiliates (other than the Company) in accordance with the registration rights agreement.


ITEM 15. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     Section 145 of the General Corporation Law of the State of Delaware (the 'Delaware Law') empowers a Delaware corporation to indemnify any persons who are, or are threatened to be made, parties to any threatened, pending or completed legal action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of such corporation), by reason of the fact that such person was an officer, director, employee or agent of such corporation, or is or was serving at the request of such corporation as a director, officer, employee or agent of another corporation or enterprise. The indemnity may include expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, provided that such person acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the corporation's best interests, and, for criminal proceedings, had no reasonable cause to believe his conduct was illegal. A Delaware corporation may indemnify officers, directors, employees or agents in an action by or in the right of the corporation under the same conditions, except that no indemnification is permitted without judicial approval if such person is adjudged to be liable to the corporation in the performance of his duty. Where such person is successful on the merits or otherwise in the defense of any action referred to above, the corporation must indemnify him against the expenses which such person actually and reasonably incurred.

     In accordance with the Delaware Law, the Restated Certificate of Incorporation of the Company contains a provision to limit the personal liability of the directors for violations of their fiduciary duty. This provision eliminates each director's liability to the Company or its respective stockholders for monetary damages except (i) for any breach of the director's duty of loyalty to the Company or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware Law or any amendment thereto or successor provision thereto, or (iv) for any transaction from which a director derived an improper personal benefit. The effect of this provision is to eliminate the personal liability of directors for monetary damages for actions involving a breach of their fiduciary duty of care, including any such actions involving gross negligence.

     The Company's Restated Certificate of Incorporation and the Amended and Restated By-Laws provides for indemnification to its directors and such of its officers, employees and agents as the Board of Directors may determine, from time to time, to the fullest extent permited by Section 145 of the General Corporation Law of the State of Delaware.

     The Company has obtained directors and officers liability insurance coverage. The policy insures directors and officers of the Company against loss arising from claims made against such directors or officers by reason of certain wrongful acts (as defined), such as errors, misstatements, misleading statements, acts, omissions, negligence or breaches of duty, but does not insure such persons against losses arising from claims made against such directors or officers for the return of certain unauthorized remunerations, for violations of Section 16(b) of the Securities Exchange Act of 1934, as amended, and for violations of similar laws and certain other matters.

ITEM 16. EXHIBITS.

     The File Number of Valassis Communications, Inc., the Registrant (the 'Company'), and for all Exhibits incorporated by reference is 1-10991.

EXHIBIT NO.                                                  DESCRIPTION
-----------   ---------------------------------------------------------------------------------------------------------

   1.1        -- Form of U.S. Purchase Agreement
              -- Form of International Purchase Agreement
   3.1        -- Restated Certificate of Incorporation of Valassis Communications, Inc. (incorporated by reference to
                 Exhibit 3.1 to the Company's Registration Statement No. 33-45189)
   3.2        -- Amended and Restated By-Laws of Valassis Communications, Inc. (incorporated by reference to Exhibit
                 3.2 to the Company's Registration Statement No. 33-45189)
   5.1        -- Opinion of McDermott, Will & Emery regarding the legality of the securities being registered
  10.1        -- Employment Agreement, dated January 20, 1992, among David A. Brandon, Valassis Communications, Inc.
                 and Valassis Inserts, Inc. (incorporated by reference to Exhibit 10.4 to the Company's Registration
                 Statement No. 33-45189)
  10.1(a)     -- Amendment to Employment Agreement and Non Qualified Stock Option Agreement of David A. Brandon dated as of June 18, 1993 (incorporated by reference to Exhibit 10.4(a) to the Company's 1993 Form 10-K)
  10.1(b)     -- Amendment to Employment Agreement and Non Qualified Stock Option Agreement of David A. Brandon dated as of July 9, 1995 (incorporated by reference to Exhibit 10.5(b) to the Company's 1995 Form 10-K)
  10.1(c)     -- Amendment to Employment Agreement of David A. Brandon dated as of December 22, 1995 (incorporated by reference to Exhibit 10.5(c) to the Company's 1995 Form 10-K)
  10.2        -- Employment Agreement, dated January 20, 1992 among Robert L. Recchia, Valassis Communications, Inc.
                 and Valassis Inserts, Inc., including amendment dated February 11, 1992 (incorporated by reference to
                 Exhibit 10.5 to the Company's Registration Statement No. 33-45189)
  10.2(a)     -- Amendment to Employment Agreement and Non Qualified Stock Option Agreement of Robert Recchia dated
                 January 2, 1996 (incorporated by reference to Exhibit 10.6(a) to the Company's 1995 Form 10-K)
  10.2(b)     -- Amendment to Employment Agreement and Non Qualified Stock Option Agreement of Robert Recchia dated
                 January 3, 1997 (incorporated by reference to Exhibit 10.6(b) of the Company's 1996 Form 10-K)
  10.3        -- Employment Agreement, dated January 20, 1992, among Barry P. Hoffman, Valassis Communications, Inc.
                 and Valassis Inserts, Inc., including amendment dated February 11, 1992 (incorporated by reference to
                 Exhibit 10.6 to the Company's Registration Statement No. 33-45189)
  10.3(a)     -- Amendment to Employment Agreement and Non Qualified Stock Option Agreement of Barry P. Hoffman dated
                 December 19, 1995 (incorporated by reference to Exhibit 10.7(a) to the Company's 1995 Form 10-K)
  10.4        -- 1992 Long-Term Incentive Plan, as amended (incorporated by reference to Exhibits 4.1 and 4.2 to the
                 Company's Form S-8 filed on February 17, 1993, No. 33-59670)
  10.5        -- Valassis Inserts, Inc. Employees' 401(k) Retirement Savings Plan (incorporated by reference to Exhibit
                 10.8 to the Company's Registration Statement No. 33-45189)
  10.5(a)     -- First Amendment of the Valassis Communications, Inc. Employees' 401(k) Retirement Savings Plan
                 (incorporated by reference to Exhibit 10.9(a) to the Company's 1995 Form 10-K)
  10.6        -- Valassis Inserts, Inc. Employees' Profit Sharing Plan (incorporated by reference to Exhibit 10.9 to the Company's Registration Statement No. 33-45189)
  10.6(a)     -- First Amendment of the Valassis Communications, Inc. Employees' Profit Sharing Plan (incorporated by reference to Exhibit 10.10(a) to the Company's 1995 Form 10-K)
  10.7        -- Tax Sharing Agreement, dated as of December 31, 1991, among CII Holdings Group, Inc. and each of its
                 U.S. subsidiaries and Valassis Communications, Inc. (incorporated by reference to Exhibit 10.10 to the
                 Company's Registration Statement No. 33-45189)
  10.8        -- Access Agreement, dated as of December 31, 1991, among Valassis Communications, Inc., Consolidated
                 Press Holdings Limited and certain of its affiliates (incorporated by reference to Exhibit 10.11 to the
                 Company's Registration Statement No. 33-45189)

EXHIBIT NO.                                                  DESCRIPTION
-----------   ---------------------------------------------------------------------------------------------------------
  10.9        -- Consolidated Federal Income Tax Liability Allocation Agreement, dated July 1, 1989, between Valassis
                 Communications, Inc. and certain subsidiaries (incorporated by reference to Exhibit 10.13 to the
                 Company's Registration Statement No. 33-45189)
  10.10       -- Valassis Inserts, Inc. Plant Employees Pension Plan (incorporated by reference to Exhibit 10.14 to the
                 Company's Registration Statement No. 33-45189)
  10.11       -- Employment Agreement among Richard N. Anderson, Valassis Communications, Inc. and Valassis Inserts,
                 Inc. (incorporated by reference to Exhibit 10.16 to the Company's Registration No. 33-45189)
  10.11(a)    -- Amendment to Employment Agreement among Richard N. Anderson, Valassis Communications, Inc. and
                 Valassis Inserts, Inc. (incorporated by reference to Exhibit 10.15(a) to the Company's Form 10-K for the transition period of July 1, 1994 to December 31, 1994)
  10.11(b)    -- Amendment to Employment Agreement and Non Qualified Stock Option Agreement of Richard N. Anderson
                 dated December 15, 1995 (incorporated by reference to Exhibit 10.15(b) to the Company's 1995 Form 10-K)
  10.12       -- Employment Agreement among Alan F. Schultz, Valassis Communications, Inc. and Valassis Inserts, Inc.
                 (incorporated by reference to Exhibit 10.17 to the Company's Registration Statement No. 33-45189)
  10.12(a)    -- Amendment to Employment Agreement among Alan F. Schultz, Valassis Communications, Inc. and Valassis
                 Inserts, Inc. (incorporated by reference to Exhibit 10.16(a) to the Form 10-K for the transition period of July 1, 1994 to December 31, 1994)
  10.12(b)    -- Amendment to Employment Agreement and Non Qualified Stock Option of Alan F. Schultz dated December 19,
                 1995 (incorporated by reference to Exhibit 10.16(b) to the Company's 1995 Form 10-K)
  10.13       -- Valassis Communications, Inc. Employee Stock Purchase Plan (incorporated by reference to Exhibit 10.17 to the 1992 Form 10-K)
  10.14       -- Valassis Communications, Inc. Non-Employee Directors' Stock Compensation Plan (incorporated by reference to Exhibit 4.3 to the Company's Form S-8 filed on February 17, 1993, No. 33-59670)
  10.15       -- Senior Executive Annual Bonus Plan (incorporated by reference to Exhibit A to the Company's Proxy
                 Statement dated October 24, 1994)
  10.16       -- Conpress Stock Option Agreement (incorporated by reference to Exhibit 10.20 to the Company's June 30,
                 1996 Form 10-Q)
  10.17       -- Lease for New Headquarters Building (incorporated by reference to Exhibit 10.21 to the Company's June
                 30, 1996 Form 10-Q)
  10.18       -- Form of Registration Rights Agreement between the Company and the Selling Stockholder
  10.19       -- Assignment of Stock Option Agreement dated June 5, 1997 among Conpress Cayman, LDC, Consolidated Press
                 International Limited, Conpress International (Netherlands Antilles) N.V. and Valassis Communications,
                 Inc.*
  10.20       -- Indenture between Valassis Communications, Inc. and The Bank of New York, as trustee, relating to the
                 9.55% Senior Notes due 2003 (incorporated by reference to Exhibit 4.1 to the Company's Form 10-K for the transition period July 1, 1994 to December 31, 1994)
  10.21       -- Form of Indenture between Valassis Communications, Inc. and The Bank of New York, as trustee, relating to the 8 3/8% Senior Notes due 1997 (incorporated by reference to Exhibit 4.1 to the Company's
                 Registration Statement No. 33-45285)
  10.21(a)    -- First Supplemental Indenture dated as of March 31, 1993 (incorporated by reference to Exhibit 10.1(a)
                 to the Company's 1993 Form 10-K)
  10.22       -- Form of Indenture between Valassis Communications, Inc. and The Bank of New York, as trustee, relating to the 8 7/8% Senior Notes due 1999 (incorporated by reference to Exhibit 4.3 to the Company's
                 Registration Statement No. 33-45285)
  10.22(a)    -- First Supplemental Indenture dated as of March 31, 1993 (incorporated by reference to Exhibit 10.2(a)
                 to the Company's 1993 Form 10-K)
  10.23       -- Form of Indenture between Valassis Communications, Inc. and The Bank of New York, as trustee, relating to the 9 3/8% Senior Subordinated Notes due 1999 (incorporated by reference to Exhibit 4.2 to the
                 Company's Registration Statement No. 33-45285)
  10.23(a)    -- First Supplemental Indenture dated as of March 31, 1993 (incorporated by reference to Exhibit 3 to the
                 Company's Form 8-K dated as of March 31, 1993)

EXHIBIT NO.                                                  DESCRIPTION
-----------   ---------------------------------------------------------------------------------------------------------
  10.24       -- Credit Agreement dated as of March 6, 1992 (the 'Credit Facility'), among Valassis Communications,
                 Inc., the institutions named therein, the institutions named therein as issuing banks, Citicorp USA,
                 Inc., as agent and administrative agent, and Westpac Banking Corporation, as agent (incorporated by reference to Exhibit 10.3 to the Company's Registration Statement No. 33-45189)
  10.24(a)    -- Amended and Restated Amendment No. 1 to the Credit Facility, dated as of March 6, 1992 (incorporated by reference to Exhibit 10.3(a) to the Company's Registration Statement No. 33-45189)
  10.24(b)    -- Amendment No. 2 to the Credit Facility, dated as of May 15, 1992 (incorporated by reference to Exhibit
                 10.3(b) to the Company's 1992 Form 10-K)
  10.24(c)    -- Amendment No. 3 to the Credit Facility, dated as of June 10, 1992 (incorporated by reference to
                 Exhibit 10.3(c) to the Company's 1992 Form 10-K)
  10.24(d)    -- Amendment No. 4 to the Credit Facility, dated as of August 24, 1992 (incorporated by reference to
                 Exhibit 10.3(d) to the Company's 1992 Form 10-K)
  10.24(e)    -- Amended and Restated Credit Agreement dated as of March 31, 1993 (incorporated by reference to Exhibit
                 10.3(e) to the Company's 1993 Form 10-K)
  10.24(f)    -- Amendment No. 1 to the Amended and Restated Credit Agreement dated as of July 26, 1993 (incorporated by reference to Exhibit 10.3(f) to the Company's 1993 Form 10-K)
  10.24(g)    -- Amended and Restated Credit Agreement dated as of December 29, 1993 (incorporated by reference to
                 Exhibit 10.4(g) to the Company's 1994 Form 10-K)
  10.24(h)    -- Amendment No. 4 to the Amended and Restated Credit Agreement dated as of December 29, 1993
                 (incorporated by reference to Exhibit 10.4(h) to the Company's Form 10-K for the transition period July
                 1, 1994 to December 31, 1994)
  10.25(a)    -- Revolving Credit Agreement, dated as of August 11, 1995*
  10.25(b)    -- First Amendment to Revolving Credit Agreement, dated as of December 15, 1996*
  10.25(c)    -- Amendment No. 2 to Revolving Credit Agreement, dated as of May 20, 1996*
  23.1        -- Consent of Ernst & Young LLP
  23.2        -- Consent of McDermott, Will & Emery, included in the opinion of McDermott, Will & Emery, filed as
                Exhibit 5.1
  24.1        -- Power of Attorney of Mark C. Davis*
  24.2        -- Power of Attorney of other Directors (included on page II-5 of initial filing of Registration
                 Statement on June 6, 1997)*
  27          -- Financial Data Schedule (incorporated by reference to Exhibit 27 to the Company's March 31, 1997 Form
                10-Q).

---------------------
*Previously filed




ITEM 17. UNDERTAKINGS.


     (A) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     (B) The undersigned registrant hereby undertakes that:

          1. For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

          2. For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (C) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of registrant's annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Livonia, State of Michigan on June 27, 1997.


                                              VALASSIS COMMUNICATIONS, INC.
                                          By:          DAVID A. BRANDON*
                                            ____________________________________
                                                      DAVID A. BRANDON
                                               CHAIRMAN, PRESIDENT AND CHIEF
                                                    EXECUTIVE OFFICER


     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 2 to the Registration Statement has been signed below by the following persons in the capacities indicated on June 27, 1997.




                   NAME                                                     TITLE
------------------------------------------  ---------------------------------------------------------------------
             BRIAN M. POWERS*               Chairman of the Board of Directors
------------------------------------------
             BRIAN M. POWERS

            DAVID A. BRANDON*               President and Chief Executive Officer, Director
------------------------------------------    (Principal Executive Officer)
             DAVID A. BRANDON

            GRAHAM A. CUBBIN*               Director
------------------------------------------
             GRAHAM A. CUBBIN

              MARK C. DAVIS*                Director
------------------------------------------
              MARK C. DAVIS

          JON M. HUNTSMAN, JR.*             Director
------------------------------------------
           JON M. HUNTSMAN, JR.

              JAMES PACKER*                 Director
------------------------------------------
               JAMES PACKER

            ROBERT L. RECCHIA*              Chief Financial Officer and Director
------------------------------------------    (Principal Financial and Accounting Officer)
            ROBERT L. RECCHIA

             ALAN F. SCHULTZ*               Chief Operating Officer and Director
------------------------------------------
             ALAN F. SCHULTZ

            FAITH WHITTLESEY*               Director
------------------------------------------
             FAITH WHITTLESEY

      *By:     /S/ BARRY P. HOFFMAN
------------------------------------------
             BARRY P. HOFFMAN
             ATTORNEY-IN-FACT

                                 EXHIBIT INDEX

     The File Number of Valassis Communications, Inc., the Registrant (the 'Company'), and for all Exhibits incorporated by reference is 1-10991.


                                                                                                  LOCATION OF EXHIBIT
 EXHIBIT                                                                                             IN SEQUENTIAL
 NUMBER                                  DESCRIPTION OF DOCUMENT                                   NUMBERING SYSTEM
---------  ------------------------------------------------------------------------------------   -------------------
 1.1       -- Form of U.S. Purchase Agreement
           -- Form of International Purchase Agreement
 3.1       -- Restated Certificate of Incorporation of Valassis Communications, Inc.
              (incorporated by reference to Exhibit 3.1 to the Company's Registration Statement
              No. 33-45189)
 3.2       -- Amended and Restated By-Laws of Valassis Communications, Inc. (incorporated by reference to Exhibit 3.2 to the Company's Registration Statement No. 33-45189)
 5.1       -- Opinion of McDermott, Will & Emery regarding the legality of the securities being registered
10.1       -- Employment Agreement, dated January 20, 1992, among David A. Brandon, Valassis
              Communications, Inc. and Valassis Inserts, Inc. (incorporated by reference to
              Exhibit 10.4 to the Company's Registration Statement No. 33-45189)
10.1(a)    -- Amendment to Employment Agreement and Non Qualified Stock Option Agreement of
              David A. Brandon dated as of June 18, 1993 (incorporated by reference to Exhibit
              10.4(a) to the Company's 1993 Form 10-K)
10.1(b)    -- Amendment to Employment Agreement and Non Qualified Stock Option Agreement of
              David A. Brandon dated as of July 9, 1995 (incorporated by reference to Exhibit
              10.5(b) to the Company's 1995 Form 10-K)
10.1(c)    -- Amendment to Employment Agreement of David A. Brandon dated as of December 22,
              1995 (incorporated by reference to Exhibit 10.5(c) to the Company's 1995 Form
              10-K)
10.2       -- Employment Agreement, dated January 20, 1992 among Robert L. Recchia, Valassis
              Communications, Inc. and Valassis Inserts, Inc., including amendment dated
              February 11, 1992 (incorporated by reference to Exhibit 10.5 to the Company's
              Registration Statement No. 33-45189)
10.2(a)    -- Amendment to Employment Agreement and Non Qualified Stock Option Agreement of
              Robert Recchia dated January 2, 1996 (incorporated by reference to Exhibit 10.6(a)
              to the Company's 1995 Form 10-K)
10.2(b)    -- Amendment to Employment Agreement and Non Qualified Stock Option Agreement of
              Robert Recchia dated January 3, 1997 (incorporated by reference to Exhibit 10.6(b)
              of the Company's 1996 Form 10-K)
10.3       -- Employment Agreement, dated January 20, 1992, among Barry P. Hoffman, Valassis
              Communications, Inc. and Valassis Inserts, Inc., including amendment dated
              February 11, 1992 (incorporated by reference to Exhibit 10.6 to the Company's
              Registration Statement No. 33-45189)
10.3(a)    -- Amendment to Employment Agreement and Non Qualified Stock Option Agreement of
              Barry P. Hoffman dated December 19, 1995 (incorporated by reference to Exhibit
              10.7(a) to the Company's 1995 Form 10-K)
10.4       -- 1992 Long-Term Incentive Plan, as amended (incorporated by reference to Exhibits
              4.1 and 4.2 to the Company's Form S-8 filed on February 17, 1993, No. 33-59670)
10.4(a)    -- Third Amendment of 1992 Long-Term Incentive Plan (incorporated by reference to
              Exhibit D to the Company's Proxy Statement dated April 25, 1996)
10.5       -- Valassis Inserts, Inc. Employees' 401(k) Retirement Savings Plan (incorporated by reference to Exhibit 10.8 to the Company's Registration Statement No. 33-45189)
10.5(a)    -- First Amendment of the Valassis Communications, Inc. Employees' 401(k) Retirement
              Savings Plan (incorporated by reference to Exhibit 10.9(a) to the Company's 1995
              Form 10-K)
10.6       -- Valassis Inserts, Inc. Employees' Profit Sharing Plan (incorporated by reference to Exhibit 10.9 to the Company's Registration Statement No. 33-45189)
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                                                                                                  LOCATION OF EXHIBIT
 EXHIBIT                                                                                             IN SEQUENTIAL
 NUMBER                                  DESCRIPTION OF DOCUMENT                                   NUMBERING SYSTEM
---------  ------------------------------------------------------------------------------------   -------------------
10.6(a)    -- First Amendment of the Valassis Communications, Inc. Employees' Profit Sharing
              Plan (incorporated by reference to Exhibit 10.10(a) to the Company's 1995 Form
              10-K)
10.7       -- Tax Sharing Agreement, dated as of December 31, 1991, among CII Holdings Group,
              Inc. and each of its U.S. subsidiaries and Valassis Communications, Inc.
              (incorporated by reference to Exhibit 10.10 to the Company's Registration
              Statement No. 33-45189)
10.8       -- Access Agreement, dated as of December 31, 1991, among Valassis Communications,
              Inc., Consolidated Press Holdings Limited and certain of its affiliates
              (incorporated by reference to Exhibit 10.11 to the Company's Registration
              Statement No. 33-45189)
10.9       -- Consolidated Federal Income Tax Liability Allocation Agreement, dated July 1,
              1989, between Valassis Communications, Inc. and certain subsidiaries (incorporated by reference to Exhibit 10.13 to the Company's Registration Statement No.
              33-45189)
10.10      -- Valassis Inserts, Inc. Plant Employees Pension Plan (incorporated by reference to
              Exhibit 10.14 to the Company's Registration Statement No. 33-45189)
10.11      -- Employment Agreement among Richard N. Anderson, Valassis Communications, Inc. and
              Valassis Inserts, Inc. (incorporated by reference to Exhibit 10.16 to the
              Company's Registration No. 33-45189)
10.11(a)   -- Amendment to Employment Agreement among Richard N. Anderson, Valassis
              Communications, Inc. and Valassis Inserts, Inc. (incorporated by reference to
              Exhibit 10.15(a) to the Company's Form 10-K for the transition period of July 1,
              1994 to December 31, 1994)
10.11(b)   -- Amendment to Employment Agreement and Non Qualified Stock Option Agreement of
              Richard N. Anderson dated December 15, 1995 (incorporated by reference to Exhibit
              10.15(b) to the Company's 1995 Form 10-K)
10.12      -- Employment Agreement among Alan F. Schultz, Valassis Communications, Inc. and
              Valassis Inserts, Inc. (incorporated by reference to Exhibit 10.17 to the
              Company's Registration Statement No. 33-45189)
10.12(a)   -- Amendment to Employment Agreement among Alan F. Schultz, Valassis Communications,
              Inc. and Valassis Inserts, Inc. (incorporated by reference to Exhibit 10.16(a) to the Form 10-K for the transition period of July 1, 1994 to December 31, 1994)
10.12(b)   -- Amendment to Employment Agreement and Non Qualified Stock Option of Alan F.
              Schultz dated December 19, 1995 (incorporated by reference to Exhibit 10.16(b) to the Company's 1995 Form 10-K)
10.13      -- Valassis Communications, Inc. Employee Stock Purchase Plan (incorporated by reference to Exhibit 10.17 to the 1992 Form 10-K)
10.14      -- Valassis Communications, Inc. Non-Employee Directors' Stock Compensation Plan
              (incorporated by reference to Exhibit 4.3 to the Company's Form S-8 filed on
              February 17, 1993, No. 33-59670)
10.15      -- Senior Executive Annual Bonus Plan (incorporated by reference to Exhibit A to the
              Company's Proxy Statement dated October 24, 1994)
10.15(a)   -- First Amendment of Senior Executive Annual Bonus Plan
              (incorporated by reference to Exhibit E to the Company's Proxy
              Statement dated April 25, 1996)
10.16      -- Conpress Stock Option Agreement (incorporated by reference to Exhibit 10.20 to the Company's June 30, 1996 Form 10-Q)
10.17      -- Lease for New Headquarters Building (incorporated by reference to Exhibit 10.21 to the Company's June 30, 1996 Form 10-Q)
10.18      -- Form of Registration Rights Agreement between the Company and the Selling
              Stockholder
10.19      -- Assignment of Stock Option Agreement dated June 5, 1997 among Conpress Cayman,
              LDC, Consolidated Press International Limited, Conpress International (Netherlands
              Antilles) N.V. and Valassis Communications, Inc.*
10.20      -- Indenture between Valassis Communications, Inc. and The Bank of New York, as
              trustee, relating to the 9.55% Senior Notes due 2003 (incorporated by reference to
              Exhibit 4.1 to the Company's Form 10-K for the transition period July 1, 1994 to
              December 31, 1994)


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
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

                                                                                                  LOCATION OF EXHIBIT
 EXHIBIT                                                                                             IN SEQUENTIAL
 NUMBER                                  DESCRIPTION OF DOCUMENT                                   NUMBERING SYSTEM
---------  ------------------------------------------------------------------------------------   -------------------
10.21      -- Form of Indenture between Valassis Communications, Inc. and The Bank of New York,
              as trustee, relating to the 8 3/8% Senior Notes due 1997 (incorporated by reference to Exhibit 4.1 to the Company's Registration Statement No. 33-45285)
10.21(a)   -- First Supplemental Indenture dated as of March 31, 1993 (incorporated by reference to Exhibit 10.1(a) to the Company's 1993 Form 10-K)
10.22      -- Form of Indenture between Valassis Communications, Inc. and The Bank of New York,
              as trustee, relating to the 8 7/8% Senior Notes due 1999 (incorporated by reference to Exhibit 4.3 to the Company's Registration Statement No. 33-45285)
10.22(a)   -- First Supplemental Indenture dated as of March 31, 1993 (incorporated by reference to Exhibit 10.2(a) to the Company's 1993 Form 10-K)
10.23      -- Form of Indenture between Valassis Communications, Inc. and The Bank of New York,
              as trustee, relating to the 9 3/8% Senior Subordinated Notes due 1999
              (incorporated by reference to Exhibit 4.2 to the Company's Registration Statement
              No. 33-45285)
10.23(a)   -- First Supplemental Indenture dated as of March 31, 1993 (incorporated by reference to Exhibit 3 to the Company's Form 8-K dated as of March 31, 1993)
10.24      -- Credit Agreement dated as of March 6, 1992 (the 'Credit Facility'), among
              Valassis Communications, Inc., the institutions named therein, the institutions named therein as issuing banks, Citicorp USA, Inc., as agent and administrative agent, and Westpac Banking Corporation, as agent (incorporated by reference to
              Exhibit 10.3 to the Company's Registration Statement No. 33-45189)
10.24(a)   -- Amended and Restated Amendment No. 1 to the Credit Facility, dated as of March 6,
              1992 (incorporated by reference to Exhibit 10.3(a) to the Company's Registration
              Statement No. 33-45189)
10.24(b)   -- Amendment No. 2 to the Credit Facility, dated as of May 15, 1992 (incorporated by reference to Exhibit 10.3(b) to the Company's 1992 Form 10-K)
10.24(c)   -- Amendment No. 3 to the Credit Facility, dated as of June 10, 1992 (incorporated by reference to Exhibit 10.3(c) to the Company's 1992 Form 10-K)
10.24(d)   -- Amendment No. 4 to the Credit Facility, dated as of August 24, 1992 (incorporated by reference to Exhibit 10.3(d) to the Company's 1992 Form 10-K)
10.24(e)   -- Amended and Restated Credit Agreement dated as of March 31, 1993 (incorporated by reference to Exhibit 10.3(e) to the Company's 1993 Form 10-K)
10.24(f)   -- Amendment No. 1 to the Amended and Restated Credit Agreement dated as of July 26,
              1993 (incorporated by reference to Exhibit 10.3(f) to the Company's 1993 Form
              10-K)
10.24(g)   -- Amended and Restated Credit Agreement dated as of December 29, 1993 (incorporated by reference to Exhibit 10.4(g) to the Company's 1994 Form 10-K)
10.24(h)   -- Amendment No. 4 to the Amended and Restated Credit Agreement dated as of December
              29, 1993 (incorporated by reference to Exhibit 10.4(h) to the Company's Form 10-K for the transition period July 1, 1994 to December 31, 1994)
10.25(a)   -- Revolving Credit Agreement, dated as of August 11, 1995 ("Revolving Credit Agreement")*
10.25(b)   -- First Amendment to Revolving Credit Agreement, dated as of December 15, 1996*
10.25(c)   -- Amendment No. 2 to Revolving Credit Agreement, dated as of May 20, 1996*
10.25(d)   -- Waiver to Revolving Credit Agreement, dated as of June 23, 1997
10.26      -- Executive Restricted Stock Plan (incorporated by reference to
              Exhibit A to the Company's Proxy Statement dated April 25, 1996)
10.26(a)   -- First Amendment of Executive Restricted Stock Plan (incorporated by reference to Exhibit A -- Amendment No. 1 to the Company's Proxy
              Statement dated April 25, 1996)
10.27      -- Employee and Director Restricted Stock Award Plan (incorporated by reference to Exhibit B to the Company's Proxy Statement dated
              April 25, 1996)
10.28      -- Employee Stock Purchase Plan (incorporated by reference to Exhibit
              C to the Company's Proxy Statement dated April 25, 1996)


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
                                                                                                  LOCATION OF EXHIBIT
 EXHIBIT                                                                                             IN SEQUENTIAL
 NUMBER                                  DESCRIPTION OF DOCUMENT                                   NUMBERING SYSTEM
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
23.1       -- Consent of Ernst & Young LLP
23.2       -- Consent of McDermott, Will & Emery, included in the opinion of McDermott, Will &
              Emery, filed as Exhibit 5.1
24.1       -- Power of Attorney of Mark C. Davis*
24.2       -- Power of Attorney of other Directors (included on page II-5 of initial filing of
              Registration Statement on June 6, 1997)*
27         -- Financial Data Schedule (incorporated by reference to Exhibit 27 to the Company's
              March 31, 1997 Form 10-Q).




---------------------
*Previously filed





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